Exhibit 99.1

AEye and CF Finance Acquisition Corp. III Announce Closing of Business Combination; AEye to Trade on Nasdaq as “LIDR” Beginning on August 18

Dublin, CA – August 16, 2021 – AEye, Inc. (“AEye”), the global leader in adaptive, high-performance LiDAR solutions, announced today the completion of its business combination (the “Business Combination”) with CF Finance Acquisition Corp. III (Nasdaq: CFAC) (“CF III”), a special purpose acquisition company sponsored by Cantor Fitzgerald. The combined company will retain the AEye, Inc. name and is expected to commence trading on Nasdaq under the ticker symbol “LIDR” on August 18, 2021. The Business Combination was approved at a special meeting of CF III stockholders on August 12, 2021.

“AEye’s transition to the public markets marks a key milestone in our corporate journey, enabling us to accelerate adoption of our high-performance, intelligent LiDAR system and accelerate our mission to bring safe autonomy to the masses,” said Blair LaCorte, CEO of AEye. “AEye is experiencing strong business momentum based on its partnership with Continental, one of the world’s largest automotive suppliers, as well as recently announced strategic partnerships with industry leaders such as Sanmina, NVIDIA, TuSimple, and others. We look forward to creating value for our shareholders as we continue to address near and long-term opportunities unfolding in autonomous transportation.”

AEye is well positioned for commercial success in the large, fast-growing LiDAR market due to its adaptive LiDAR technology; a capital-light business model designed to leverage the industry’s existing value chain to deliver high-margins; and marquee customers and partnerships that should enable global automotive-grade production at scale. AEye’s iDAR™ system has been independently verified to have significant range, resolution, and speed performance advantages, and is software-configurable to serve multiple markets, including automotive, industrial, and mobility, with the same platform and supply chain.

About AEye

AEye is the premier provider of intelligent, next generation, adaptive LiDAR for vehicle autonomy, advanced driver-assistance systems (ADAS), and robotic vision applications. AEye’s iDAR™ (Intelligent Detection and Ranging) system leverages biomimicry and principles from automated targeting applications used by the military to scan the environment, intelligently focusing on what matters most, enabling faster, more accurate, and more reliable perception. iDAR is the only software configurable LiDAR with integrated deterministic artificial intelligence, delivering industry-leading performance in range, resolution, and speed. The company was founded in 2013 and is based in the San Francisco Bay Area.

About Cantor Fitzgerald

CF III was sponsored by Cantor Fitzgerald. Cantor Fitzgerald, with over 12,000 employees, is a leading global financial services group at the forefront of financial and technological innovation and has been a proven and resilient leader for over 70 years. Cantor Fitzgerald & Co. is a preeminent investment bank serving more than 5,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, and commercial real estate and for its global distribution platform. Cantor Fitzgerald & Co. is one of the 24 primary dealers authorized to transact business with the Federal Reserve Bank of New York. Cantor Fitzgerald is a leading SPAC sponsor, having completed multiple initial public offerings and announced multiple business combinations through its CF Acquisition platform. For more information, please visit: www.cantor.com.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AEye. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the effect of the transaction on AEye’s business relationships, operating results, and business generally, (ii) risks that lidar adoption is slower than anticipated or fails to occur at all, (iii) risks that AEye’s relationship with Continental or any or all of AEye’s other strategic partnerships with industry leaders does not yield the expected results or in the timeframe anticipated, or that such relationships terminate sooner than expected, (iv) risks that AEye may not be in a position to adequately or timely address either the near or long-term opportunities that may or may not exist in the evolving autonomous transportation industry, (v) AEye’s ability to successfully leverage existing value chains and realize the benefits of AEye’s capital-light business model, (vi) AEye’s ability to achieve the benefits expected from its relationships with certain marquee customers and partnerships or that global automotive-grade production at scale can be achieved; (vii) risks that competitors will be displace AEye at various customers, potential or actual; (viii) risks that laws and regulations are adopted impacting the use of lidar that AEye is unable to comply with, in whole or in part, (ix) risks that the transaction disrupts current plans and operations of AEye and potential difficulties in AEye employee retention as a result of the transaction, (x) the outcome of any legal proceedings that may be instituted against AEye related to the merger agreement or the transaction, (xi) the ability to maintain the listing of AEye’s stock on the Nasdaq Stock Market, (xii) volatility in the price of AEye’s securities, (xiii) changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, changes in laws and regulations affecting AEye’s business, and changes in the combined capital structure, (xiv) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities, (xv) the potential inability of AEye to scale its manufacturing capacity or to achieve efficiencies regarding its manufacturing processes or other costs, (xvi) the enforceability of AEye’s intellectual property rights, including its patents and the potential infringement on the intellectual property rights of others, (xvii) the risk of downturns and a changing regulatory landscape in the highly competitive and evolving industry in which AEye operates, and (xviii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4, that includes a definitive proxy statement/prospectus, that CF III filed with the U.S. Securities and Exchange Commission (the “SEC”) and other documents filed by CF III or that will be filed by AEye from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements; AEye assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. AEye gives no assurance that AEye will achieve any of its expectations.

Media Contact:

AEye, Inc.

Jennifer Deitsch

jennifer@aeye.ai

925-400-4366

Investors:

Financial Profiles, Inc.

Matthew Keating, CFA

AEye@finprofiles.com

310-622-8230

John Brownell

AEye@finprofiles.com

310-622-8489

For Cantor Fitzgerald:

Karen Laureano-Rikardsen

212-829-4975

klrikardsen@cantor.com